                                                                   EXHIBIT 10.31

                                AMENDMENT NO. 1
                                       TO
                  SECOND PRIORITY LOAN AND GUARANTY AGREEMENT

     This FIRST AMENDMENT ("First Amendment"), dated as of April 27, 1999, to
                            ---------------
SECOND PRIORITY LOAN AND GUARANTY AGREEMENT ("Second Priority Loan Agreement"),
                                              ------------------------------
dated as of April 5, 1999, among NORTHPOINT COMMUNICATIONS, INC., a Delaware corporation ("Borrower"), NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC., a
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Virginia corporation ("NorthPoint Virginia"), and NORTHPOINT COMMUNICATIONS
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GROUP, INC. (formerly known as NORTHPOINT COMMUNICATIONS HOLDINGS, INC.), a Delaware corporation ("Holdings"), as Guarantors, the Lenders party hereto from
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time to time ("Lenders"), Goldman Sachs Credit Partners L.P. ("GSCP"), as a
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Joint Lead Arranger (in such capacity, a "Joint Lead Arranger") and Syndication
                                          -------------------
Agent (in such capacity, a "Syndication Agent"), Newcourt Commercial Finance
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Corporation ("Newcourt"),  as Administrative Agent (in such capacity, the
              --------
"Administrative Agent"),  Documentation Agent (in such capacity, the
---------------------
"Documentation Agent") and Collateral Agent  (in such capacity, the "Collateral
--------------------                                                 ----------
Agent"), and Capital Syndication Corporation ("CSC") as a Joint Lead Arranger
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(in such capacity, a "Joint Lead Arranger").  Capitalized terms used herein
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without definition shall have the same meanings herein as set froth in the Second Priority Loan Agreement and in the amendments contained in Section 1 hereof.

                                    RECITALS

     WHEREAS, Company proposes to increase the Revolving Loan Commitment Amount under the First Priority Loan Agreement by $10,000,000 (the "Increased Amount")
                                                             ----------------
and has requested that certain Lenders agree to provide such Increased Amount and that Requisite Lenders agree to modify certain provisions of the Second Priority Loan Agreement in connection therewith.

                                                  Second Priority Loan Agreement
                                                  ------------------------------

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO SECOND PRIORITY LOAN AGREEMENT

      1.1   Definitions.

          A.  Section 1.01 of the Second Priority Loan Agreement is hereby
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amended by amending the definitions of "Additional Interest Amount" and "First Priority Loans" as set forth below:

          The definition of "Additional Interest Amount" is hereby amended to
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read in its entirety as follows:

          "Additional Interest Amount" shall mean, for any period, an amount
           --------------------------
equal to the difference between y) the amount of interest that would have been payable with respect to any First Priority Loans outstanding in an aggregate amount not exceeding Sixty Million Dollars ($60,000,000) during such period if the First Priority Applicable Margin were equal to the Second Priority Applicable Margin and z) the amount of interest that was payable during such period with respect to such First Priority Loans outstanding in an aggregate amount not exceeding Sixty Million Dollars ($60,000,000) pursuant to the First Priority Loan Documents.

          The definition of "First Priority Loans" is hereby amended to read in
                             --------------------
its entirety as follows:

          "First Priority Loans" shall mean the up to $70,000,000 aggregate
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principal amount of loans made to Borrower pursuant to the First Priority Loan Documents.

          B.  Section 1.01 of the Second Priority Loan Agreement is hereby
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further amended by adding the following definitions in appropriate alphabetical order:

          "First Amendment" means that certain First Amendment dated as of April
           ---------------
27, 1999 by and among Borrower, NorthPoint Virginia, Holdings, Lenders, GSCP, Newcourt and CSC.

                                                  Second Priority Loan Agreement
                                                  ------------------------------

          "First Amendment Effective Date" means the date of effectiveness of
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Section 1 to the First Amendment.

     1.2  Amendment to Article II

          Section 2.11(a) of the Second Priority Loan Agreement is hereby
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amended to read in its entirety as follows:

          (a)  Commitment Fee. The Borrower shall pay to the Lenders a
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     commitment fee (the "Commitment Fee") for the period commencing on the
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     Effective Date and ending on the Revolving Credit Commitment Termination Date (as such term is defined in the First Priority Loan Agreement), computed (on the basis of the actual number of days elapsed over a year of 360 days) at the rate of 1.00%, per annum, on an amount equal to (i) the average daily aggregate amount of unused Revolving Loan Commitment Amounts (as such term is defined in the First Priority Loan Agreement) less (ii)
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     Ten Million Dollars ($10,000,000). Such Commitment Fee, to the extent then accrued, shall be payable on each Payment Date.

     1.3  Amendments to Article VII

          A.   Section 7.01(c) of the Second Priority Loan Agreement is hereby
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amended to read in its entirety as follows:

         (c)   Capital Expenditures. As of the last day of each fiscal quarter,
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Borrower and its Subsidiaries shall not permit Capital Expenditures on a consolidated, cumulative basis from the Closing Date to exceed the correlative amount set forth below:

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Fiscal Quarter Ending               Maximum Cumulative Capital
                                           Expenditures
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June 30, 1999                              $ 45,600,000
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September 30, 1999                         $ 87,500,000
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December 31, 1999                          $122,900,000
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                                                  Second Priority Loan Agreement
                                                  ------------------------------

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Fiscal Quarter Ending               Maximum Cumulative Capital
                                           Expenditures
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March 31, 2000                             $147,800,000
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June 30, 2000                              $168,500,000
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September 30, 2000                         $172,000,000
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December 31, 2000                          $183,700,000
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March 31, 2001                             $199,400,000
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June 30, 2001                              $213,800,000
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          B. Section 7.02(d) of the Second Priority Loan Agreement is hereby amended to read in its entirety as follows:

          (d) Capital Expenditures.  Borrower and its Subsidiaries shall not
              --------------------
permit Capital Expenditures on a consolidated cumulative basis for the period of April 5, 1999 to September 30, 2001 to exceed $253,800,000.

SECTION 2.  AMENDMENT TO INTERCREDITOR AGREEMENT

    Requisite Lenders hereby authorize and direct the Administrative Agent to enter into an amendment of the Intercreditor Agreement to amend the definition of "First Priority Loan Agreement Obligations" to read in its entirety as follows:

    "First Priority Loan Agreement Obligations" shall mean all obligations of
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every nature of Borrower or any other Credit Party from time to time owed to First Priority Facility Agent or the First Priority Facility Lenders or any of them under the Loan Documents (as defined in the First Priority Loan Agreement); provided, at any date of determination, the aggregate principal amount of Loans (as such term is defined in the First Priority Loan Agreement) constituting "First Priority Loan Agreement Obligations" for purpose hereof shall not exceed an amount equal to (i) $70,000,000, less (ii) the amount of such Loans paid or prepaid to and including such date of determination under the First Priority Loan Agreement.

                                                  Second Priority Loan Agreement
                                                  ------------------------------

SECTION 3.  CONDITIONS TO EFFECTIVENESS

     Section 1 of this First Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment
                                                                 ---------------
Effective Date"):
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     3.1  Execution.   Credit Parties and Requisite Lenders shall have executed
this Amendment.

     3.2 Fees. The Administrative Agent shall have received all fees and other amounts and reimbusement of costs and expenses due and payable on or prior to the First Amendment Effective Date.

     3.3 Legal Opinions. The Administrative Agent shall have received such legal opinions with respect to this First Amendment as it may reasonably request, in form and substance acceptable to it.

     3.4 Necessary Consents. Each Credit Party shall have obtained all consents necessary or advisable in connection with the transactions contemplated by this First Amendment.

     3.5 Other Documents. Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties as Administrative Agent may reasonably request.

SECTION 4.  BORROWER'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Amendment and to amend the Second Priority Loan Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

     4.1 Corporate Power and Authority. Each Credit Party which is party hereto has all requisite corporate power and authority to enter into this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Second Priority Loan Agreement as amended by this Amendment (the "Amended Agreement") and the other Loan Documents.
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                                                  Second Priority Loan Agreement
                                                  ------------------------------

     4.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary corporate action on the part of each Credit Party.

     4.3 No Conflict. The execution and delivery by each Credit Party of this First Amendment and the performance by each Credit Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of any Credit Party, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which any Credit Party is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date.

     4.4 Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     4.5 Binding Obligation. This First Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party

                                                  Second Priority Loan Agreement
                                                  ------------------------------

thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article III of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they remain true, correct and complete in all material respects on and as of such earlier date.

     4.7 Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute an Event of Default or a Default.

SECTION 5.  MISCELLANEOUS

     5.1 Reference to and Effect on the Second Priority Loan Agreement and the Other Loan Documents.

          A. On and after the First Amendment Effective Date, each reference in the Second Priority Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Second Priority Loan Agreement, and each reference in the other Loan Documents to the "Second Priority Loan Agreement", "thereunder", "thereof" or words of like import referring to the Second Priority Loan Agreement shall mean and be a reference to the Second Priority Loan Agreement as amended by this First Amendment.

          B. Except as specifically amended by this First Amendment, the Second Priority Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.

                                                  Second Priority Loan Agreement
                                                  ------------------------------

          C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or Default or Event of Default under, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Second Priority Loan Agreement or any of the other Loan Documents.

     5.2 Headings. Section and Subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

     5.3 Applicable Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     5.4 Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


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                                                  Second Priority Loan Agreement
                                                  ------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                         NORTHPOINT COMMUNICATIONS, INC.


                         By:
                             -----------------------------------
                             Name:
                             Title:


                         NORTHPOINT COMMUNICATIONS GROUP, INC.

                         By:
                             -----------------------------------
                             Name:
                             Title:


                         NORTHPOINT COMMUNICATIONS OF VIRGINIA, INC.

                         By:
                             -----------------------------------
                             Name:
                             Title:

                                                  Second Priority Loan Agreement
                                                  ------------------------------

                         GOLDMAN SACHS CREDIT PARTNERS L.P., as Syndication Agent and Joint Lead Arranger and as a Lender

                         By:
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                             Authorized Signatory

                                                  Second Priority Loan Agreement
                                                  ------------------------------

                         NEWCOURT COMMERCIAL FINANCE CORPORATION, as
                         Documentation Agent and Collateral Agent and as a Lender

                         By:
                             ----------------------------------
                             Name:
                             Title:



                         CAPITAL SYNDICATION CORPORATION, as Joint
                         Lead Arranger

                         By:
                             ----------------------------------
                             Name:
                             Title: